UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GTT Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS OF GTT COMMUNICATIONS, INC. May 29, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.gtt.net/investor-relations/sec-filings Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 21003030400000000000 6 052919 approve the non-binding advisory resolution relating to the compensation WITHHOLD AUTHORITY 3. The Board of Directors recommends that you vote FOR the ratification public accounting firm for current fiscal year ending December 31, 1 YEAR 2 YEARS 3 YEARS ABSTAIN frequency of the shareholder votes on executive compensation. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x A. Election of Directors: 1. The Board of Directors recommends that you vote FOR the listed nominees. NOMINEES: FOR ALL NOMINEESO Richard D. Calder, Jr. O H. Brian Thompson O S. Joseph Bruno FOR ALL NOMINEESO Rhodric C. Hackman O Howard E. Janzen FOR ALL EXCEPTO Nick Adamo (See instructions below)O Theodore B. Smith, III O Elizabeth Satin O Julius Erving O Benjamin Stein INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: B. Vote on Proposals FOR AGAINST ABSTAIN 2. The Board of Directors recommends that you vote FOR the Proposal to of our named executive officers. FOR AGAINST ABSTAIN of the appointment of CohnReznick LLP as our independent registered 2019. 4. The Board of Directors recommends that you vote for 1 YEAR for the Proposal to recommend, by non-binding advisory vote, the 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND FOR “1 YEAR” FOR PROPOSAL 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: